UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2017

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

Press Release of uniQure N.V. dated October 2, 2017 announcing company presentations at upcoming October conferences

Press Release of uniQure N.V. dated October 6, 2017 announcing orphan drug designation for AMT-130 in Huntington’s disease

Press Release of uniQure N.V. dated October 18, 2017 announcing the presentation of new preclinical data on AMT-130 in Huntington’s Disease at the ESGCT 25th Anniversary Congress in Berlin

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of uniQure N.V. dated October 2, 2017 announcing company presentations at upcoming October conferences
99.2	Press Release of uniQure N.V. dated October 6, 2017 announcing orphan drug designation for AMT-130 in Huntington’s disease
99.3	Press Release of uniQure N.V. dated October 18, 2017 announcing the presentation of new preclinical data on AMT-130 in Huntington’s Disease at the ESGCT 25th Anniversary Congress in Berlin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIQURE N.V.

Date: October 18, 2017	By:	/S/ MATTHEW KAPUSTA
Matthew Kapusta
Chief Executive Officer